                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /     Preliminary Proxy Statement          / /   Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

/ /     Definitive Proxy Statement
/X/     Definitive Additional Materials
/ /     Soliciting Material Pursuant to
        Section 240.14a-11(c) or Section 240.14a-12


                                 PACKETEER, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

--------------------------------------------------------------------------------
(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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
                                EXPLANATORY NOTE


      The sole purpose of this filing is to provide additional information regarding a nominee for election to our Board of Directors to be elected at the 2002 Annual Meeting to serve until the 2005 Annual Meeting. We filed our definitive proxy statement on Schedule 14A with the Securities and Exchange Commission on April 17, 2002.

      Attached hereto as Exhibit A is the Form 8-K of Packeteer, Inc. filed with the Securities and Exchange Commission on May 15, 2002.

                                   EXHIBIT A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         Date of report (Date of earliest event reported): May 14, 2002


                                 PACKETEER, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                                        77-0420107
    ----------------------------       ------------      ------------------
    (State or other jurisdiction        (Commission       (I.R.S. Employer
          of incorporation)            File Number)      Identification No.)



                               10495 NORTH DE ANZA
                           CUPERTINO, CALIFORNIA 95014
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 873-4400





                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

        On May 14, 2002, Packeteer, Inc. issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         No.     Exhibit
         --      -------
         99.1    Press Release dated May 14, 2002


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2002


                                 Packeteer, Inc.

                                     By: /s/ David C. Yntema
                                         -----------------------------------
                                         Name: David C. Yntema
                                         Title: Chief Financial Officer

EXHIBIT INDEX

No.     Exhibit
--      -------

99.1    Press Release dated May 14, 2002

                                                                    Exhibit 99.1

                                [PACKETEER LOGO]



PACKETEER(R), INC.  ANNOUNCES CEO TRANSITION

CUPERTINO, CALIF. -- MAY 14, 2002 -- Packeteer(R), Inc. (NASDAQ: PKTR), a leading provider of Internet application performance infrastructure systems, today announced that its CEO, Craig Elliott resigned to pursue the resolution of and treatment for a recently discovered medical condition. Based on his preliminary medical results, Craig determined that potential treatment options would preclude his ability to fulfill the CEO responsibilities for the foreseeable future. As a result, Packeteer has appointed Brett Galloway to the position of Interim CEO, and has retained Spencer Stuart to initiate a search for a new CEO. Brett was one of Packeteer's co-founders, and has held positions at Packeteer of COO, VP Engineering, and most recently, VP Corporate Development.

"While we will miss Craig's strong leadership, we agree that Craig's primary responsibility right now should be to focus on the resolution of his health issues as they affect him and his family" said Brett Galloway. "I believe that our existing management team will provide the necessary leadership during this interim period to allow the continued growth of Packeteer. And although Craig has resigned from active management, he will continue to remain as a member of Packeteer's Board of Directors."

ABOUT PACKETEER

Packeteer (NASDAQ: PKTR) is a leading provider of application performance infrastructure systems designed to give enterprises and service providers a layer of control for applications delivered across intranets, extranets and the Internet. Packeteer's products -- powered by PacketWise(TM) software -- are designed to ensure end-to-end quality of service (QoS) for networked applications and managed services, enhancing users' quality of experience through comprehensive bandwidth, traffic, content, service-level and policy management. Packeteer's products are deployed by Global 2000 corporations and service providers, and sold through more than 100 resellers, distributors and system integrators in more than 50 countries. For more information, contact Packeteer via telephone at +1 (408) 873-4400, fax at + 1 (408) 873-4410, or by email at info@packeteer.com, or visit the company's website at www.packeteer.com. Packeteer is headquartered in Cupertino, CA.


INVESTOR CONTACT

David C. Yntema
Chief Financial Officer
408-873-4518
dyntema@packeteer.com